EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Laurence M. Downes hereby certifies as follows:

(a)	I am the Chief Executive Officer of New Jersey Resources Corporation (the "Company");

(b)
To the best of my knowledge, this quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)
To the best of my knowledge, based upon a review of this report, the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 2, 2017	By:	/s/ Laurence M. Downes
Laurence M. Downes
Chairman, President and Chief Executive Officer